UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 30, 2003
 (Date of earliest event reported):  January 29, 2003

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN 47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Item 7.  Financial Statements and Exhibits

     ( c )  Exhibits.

     99    Press release dated January 29, 2003.

Item 9.  Regulation FD

On Wednesday, January 29, 2003, Cummins Inc. issued a press release concerning its financial results for the fourth quarter of 2002 and the 2002 annual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 30, 2003
Cummins Inc.
By: /s/ Susan K. Carter ______________________________ Susan K. Carter Vice President - Corporate Controller (Principal Accounting Officer)